SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 1, 2001
(Date of earliest event report)

                 ADVANTAGE MARKETING SYSTEMS, INC.
      (Exact Name of Registrant as Specified in its Charter)


     OKLAHOMA                001-13343               73-1323256
  (State or Other        (Commission File           (IRS Employer
  Jurisdiction of             Number)              Identification
 Incorporation or                                      Number)
   Organization)

 2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK       73112
     (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (405)842-0131

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ITEM 5.  Other Events

     On June 1, 2001, Advantage Marekting Systems, Inc. ("AMS") (AMM-AMEX) announced that its net sales volume of $2,500,438 for the month of May 2001 was the highest in the company's thirteen-year history.

ITEM 7.  Financial Statements and Exhibits

        (a)     Exhibits

99.1    Press Release dated June 1, 2001

                             SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      ADVANTAGE MARKETING SYSTEMS, INC.

                                           REGGIE COOK
                                      By:  Reggie Cook
                                           Chief Financial Officer
Date:  June 1, 2001

                                 EXHIBIT INDEX

Exhibit
No.      Description                    Method of Filing
---      -----------                    ----------------

99.1    Press Release dated             Filed herewith electronically
        June 1, 2001